Exhibit 99.1

Business Activity Supplement

First Quarter 2004

Business Activity Supplement
First Quarter 2004

This supplement contains statistical data which are unaudited. The unaudited data should be read in conjunction with audited financial statements, notes to the financial statements, and management’s discussion and analysis of financial conditions and results of operations, included in Fannie Mae’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003, filed with the Securities and Exchange Commission (SEC), and also with the unaudited financial statements, notes to the financial statements, and management’s discussion and analysis of financial conditions and results of operations, included in Fannie Mae’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2004, also filed with the SEC.

Portfolio Commitment Activity
March 2004

(Dollars in millions)
Numbers may not foot due to rounding

	Mandatory Commitments to Purchase Loans 2/
	Single-Family
			Conventional			Total
		Conventional	Intermediate			Mandatory	Commitments	Retained
	FHA/VA	Long-Term	-Term 1/	ARM	Multifamily	Commitments	to Sell	Commitments
1998	$5,075	$156,623	$28,237	$2,017	$1,843	$193,795	$1,880	$191,915
1999	24,065	142,529	12,609	6,129	2,616	187,948	5,900	182,048
2000	4,754	123,504	10,980	19,006	5,445	163,689	11,786	151,903
2001	4,313	261,240	28,361	3,636	6,534	304,084	7,586	296,498
2002	6,958	315,419	65,618	5,048	7,284	400,327	12,268	388,059

2003
Qtr 1	$652	$96,645	$21,093	$1,963	$1,945	$122,298	$6,415	$115,883
Qtr 2	1,038	138,853	49,816	4,474	3,466	197,647	6,921	190,726
Qtr 3	1,313	121,990	24,731	5,964	4,733	158,731	9,740	148,991
Qtr 4	1,474	30,942	4,125	3,916	2,950	43,407	9,934	33,473

Total	$4,477	$388,430	$99,765	$16,317	$13,094	$522,083	$33,010	$489,073

2004
January	$184	$10,946	$1,456	$890	$338	$13,814	$2,118	$11,696
February	354	9,582	1,444	1,691	614	13,685	1,109	12,576
March	769	18,903	2,790	6,070	1,630	30,162	751	29,411

Qtr 1	1,307	39,431	5,690	8,651	2,582	57,661	3,978	53,683

YTD	$1,307	$39,431	$5,690	$8,651	$2,582	$57,661	$3,978	$53,683

1/	Contractual maturities of 20 years or less for portfolio loans and 15 years or less for MBS.

2/	Net of pair-offs.

Mortgage Purchases
March 2004

(Dollars in millions)
Numbers may not foot due to rounding

	Single-Family
			Conventional
		Conventional	Intermediate			Total	Purchase	Fannie Mae
	FHA/VA	Long-Term	-Term 1/	ARM	Multifamily	Purchases	Yield 2/	MBS 3/
1998	$6,016	$147,615	$28,725	$3,507	$2,585	$188,448	6.61%	$104,728
1999	23,575	146,679	15,315	6,073	3,568	195,210	6.88%	125,498
2000	6,940	113,444	11,607	17,683	4,557	154,231	7.62%	104,904
2001	6,001	226,516	26,146	3,777	8,144	270,584	6.56%	180,582
2002	9,493	280,815	62,102	10,739	7,492	370,641	5.92%	245,039

2003
Qtr 1	$928	$105,784	$19,570	$3,555	$2,168	$132,005	5.34%	$88,640
Qtr 2	1,493	102,204	17,904	3,896	2,463	127,960	5.09%	70,483
Qtr 3	1,852	195,835	40,439	11,069	4,713	253,908	4.85%	176,066
Qtr 4	2,166	29,236	9,519	14,220	3,838	58,979	4.74%	13,224

Total	$6,439	$433,059	$87,432	$32,740	$13,182	$572,852	5.00%	$348,413

2004
January	$331	$3,725	$1,396	$2,544	$577	$8,573	4.77%	$268
February	515	4,205	1,264	5,850	337	12,171	3.68%	181
March	886	10,961	2,082	5,477	854	20,260	4.53%	6,507

Qtr 1	1,732	18,891	4,742	13,871	1,768	41,004	4.33%	6,956

YTD	$1,732	$18,891	$4,742	$13,871	$1,768	$41,004	4.33%	$6,956

1/	Contractual maturities of 20 years or less for portfolio loans and 15 years or less for MBS.

2/	Yields are shown on a tax equivalent basis.

3/	Included in total purchases.

Fixed Rate Mortgages by Note Rate 1/
March 2004

(Dollars in millions)
Numbers may not foot due to rounding

		5.00%	5.50%	6.00%	6.50%	7.00%	7.50%	8.00%	8.50%	9.00%	9.50%	10.00%
End of	under	to	to	to	to	to	to	to	to	to	to	and
Period	5.00%	5.49%	5.99%	6.49%	6.99%	7.49%	7.99%	8.49%	8.99%	9.49%	9.99%	over	Total
1998	NM	NM	$2,987	$28,523	$176,133	$280,774	$215,161	$105,341	$57,302	$17,573	$14,438	$15,039	$910,284
1999	NM	NM	6,057	49,285	266,401	323,154	224,092	94,037	45,030	13,082	10,575	11,168	1,036,824
2000	NM	NM	5,519	44,869	244,457	301,640	255,849	157,543	71,812	17,986	11,509	10,279	1,115,944
2001	NM	NM	19,055	86,842	393,701	414,763	250,472	114,772	54,280	14,846	10,182	10,177	1,350,035
2002	NM	NM	145,641	260,437	519,799	356,215	177,752	72,165	37,762	10,660	7,033	6,853	1,448,676

2003
Qtr 1	8,180	68,308	220,066	346,974	474,724	297,078	152,277	62,592	33,680	9,641	6,347	6,152	1,686,019
Qtr 2	38,834	139,580	366,784	371,678	402,875	238,145	128,244	53,774	29,844	8,700	5,725	5,604	1,789,787
Qtr 3	115,841	260,420	434,927	329,429	317,796	185,905	106,860	45,544	25,865	7,686	5,046	4,964	1,840,283
Qtr 4	133,736	293,680	481,770	346,638	293,647	160,547	93,568	39,637	22,725	6,752	4,420	4,396	1,881,516

2004 Qtr 1	139,321	305,081	519,026	349,863	275,619	146,863	85,817	35,938	20,579	6,078	3,972	3,968	1,892,125

NM = Not meaningful

1/	Includes loans underlying mortgages in portfolio or backing net MBS outstanding. Excludes housing revenue bonds and certain other portfolio investments.

Mortgage Portfolio Liquidations and Sales
March 2004

(Dollars in millions)
Numbers may not foot due to rounding

	Liquidations					Sales		Total Liquidations and Sales
		Amortization	Total	Estimated	% of Avg.		Estimated		Estimated
	Foreclosure	& Prepayments	Amount	Net Yield	Portfolio 1/	Amount	Net Yield	Amount	Net Yield
1998	$1,950	$86,917	$88,867	7.66%	25.02%	$1,793	6.91%	$90,660	7.65%
1999	1,959	77,791	79,750	7.39%	16.93%	6,148	6.98%	85,898	7.36%
2000	1,040	56,193	57,233	7.18%	10.25%	10,982	6.98%	68,215	7.15%
2001	1,219	163,193	164,412	7.23%	24.73%	8,981	6.49%	173,393	7.19%
2002	2,478	274,941	277,419	6.83%	37.35%	9,582	6.27%	287,001	6.82%

2003
Qtr 1	$806	$104,802	$105,608	6.61%	52.25%	$1,271	5.68%	$106,879	6.60%
Qtr 2	896	125,050	125,946	6.45%	61.78%	5,425	5.48%	131,371	6.41%
Qtr 3	1,003	146,772	147,775	6.20%	68.96%	1,477	2.69%	149,252	6.17%
Qtr 4	1,024	71,134	72,158	6.16%	31.76%	5,554	5.07%	77,712	6.09%

Total	$3,729	$447,758	$451,487	6.36%	53.29%	$13,727	5.03%	$465,214	6.32%

2004
Qtr 1	$1,072	$53,064	$54,136	5.92%	24.41%	$4,374	4.95%	$58,510	5.85%

1/   Annualized

Summary of Nonmortgage Investments
March 2004

(Dollars in millions)
Numbers may not foot due to rounding

					Weighted
		Gross	Gross		Average
	Amortized	Unrealized	Unrealized	Fair	Maturity	% Rated A
	Cost	Gains	Losses	Value	in Months	or Better
Available-for-sale:
Asset-backed securities	$26,692	$54	$(26)	$26,720	24.1	99.5%
Floating rate notes 1/	9,884	12	—	9,896	19.4	98.0
Taxable auction notes	3,726	—	—	3,726	.5	100.0
Corporate bonds	2,006	37	(1)	2,042	33.4	84.2
Auction rate preferred stock	772	4	—	776	.8	94.7
Municipal bonds	1,389	1	—	1,390	3.3	100.0
Commercial paper	334	—	—	334	0.6	100.0
Other	221	—	—	221	44.1	100.0

Total	$45,024	$108	$(27)	$45,105	20.4	98.5%

Held-to-maturity:
Repurchase agreements 2/	$194	$—	$—	$194	—	100.0
Federal funds	11,580	—	—	11,580	.6	100.0
Eurodollar time deposits	250	—	—	250	3.0	100.0

Total	$12,024	$—	$—	$12,024	.8	100.0%

1/	As of March 31, 2004, 100 percent of floating rate notes repriced at intervals of 90 days or less.

2/	Repurchase agreements consist primarily of overnight investments that mature daily.

Debt Summary Statistics
March 2004

(Dollars in millions)
Numbers may not foot due to rounding

	Quarter Ended
Debt Outstanding	3/31/2004	12/31/2003	9/30/2003	6/30/2003	3/31/2003
Effective short-term debt, redemption value 1/	$312,564	$258,145	$274,362	$294,432	$173,243
Cost	1.22%	1.25%	1.22%	1.28%	1.36%
Effective long-term debt, redemption value 1/	624,672	698,012	693,719	579,676	693,891
Cost	5.11%	5.26%	5.33%	5.57%	5.20%
Foreign debt adjustment and other basis adjustments	10,083	7,614	9,747	12,064	8,945

Total redemption value 2/	$947,319	$963,771	$977,828	$886,172	$876,079

Cost	3.82%	4.18%	4.16%	4.13%	4.60%

Other Funding Activities and Statistics
Option embedded debt instruments outstanding	$631,747	$646,052	$656,245	$618,414	$590,819
Option embedded debt instruments as a % of net mortgage portfolio outstanding	71.3%	71.6%	71.2%	75.4%	71.8%

Long Term Debt:
Debt called during period 3/	$81,483	$40,691	$41,175	$61,649	$42,476
Debt repurchased during period	55	2,462	6,807	6,952	3,614
Debt matured during period	22,308	13,952	11,370	24,503	23,165

Total Long Term Debt Redeemed During Period	$103,846	$57,105	$59,352	$93,104	$69,255

Short Term Debt:
Debt called during period 3/	$1,500	$—	$100	$1,250	$1,300
Debt matured/paydown during period	444,007	549,502	500,720	585,509	557,820

Total Short Term Debt Redeemed During Period	$445,507	$549,502	$500,820	$586,759	$559,120

Total Debt Redeemed During Period	$549,353	$606,607	$560,172	$679,863	$628,375

Swaps retired before maturity during period	$97,200	$38,110	$15,595	$3,524	$175
Swaps matured during period	49,252	30,382	61,753	30,244	4,525

Total Swaps Redeemed During Period 4/	$146,452	$68,492	$77,348	$33,768	$4,700

1/	Data reflects the classification of debt obligations based on the repricing frequency of their coupon rates and on debt conversion via interest rate swaps.

2/	Average maturity is 53 months at March 31, 2004.

3/	Includes debt that was called as a result of an associated swap being called. This debt was previously classified as non-callable.

4/	Includes other risk management derivatives that served as economic hedges but did not meet the criteria for hedge accounting under FAS 133.

Summary of Debt Issued
March 2004

(Dollars in millions)
Numbers may not foot due to rounding

	SHORT-TERM DEBT 1/			LONG-TERM DEBT 2/
		AVG.			AVG.
	REDEMPTION	TERM	ISSUE	REDEMPTION	TERM	ISSUE
	VALUE	(DAYS)	COST 3/	VALUE	(MONTHS)	COST 3/
2000	$1,143,131	63	6.27%	$110,215	89	6.92%

2001	$1,756,691	60	3.69%	$249,352	55	4.83%

2002	$1,635,919	58	1.67%	$238,467	56	3.78%

2003
Qtr 1	$574,164	49	1.22%	$76,709	50	2.82%
Qtr 2	608,339	38	1.09%	78,390	55	2.70%
Qtr 3	536,736	50	0.95%	117,302	42	2.35%
Qtr 4	519,169	45	1.01%	75,401	41	2.70%

TOTAL	$2,238,408	45	1.07%	$347,802	46	2.61%

2004
January	$128,449	50	0.99%	$26,913	32	2.28%
February	131,643	61	0.97%	33,691	37	2.22%
March	177,591	43	1.00%	32,033	51	2.45%

Qtr 1	437,683	50	0.99%	92,637	40	2.32%

YTD	$437,683	50	0.99%	$92,637	40	2.32%

1/	The impact of interest rate swaps is excluded.

2/	Long-term debt may be fixed or variable rate, and the impact of interest rate swaps is excluded.

3/	Cost for 2003 includes the amortization of discounts, premiums, issuance costs, and other deferred price adjustments. Cost prior to the second quarter of 2003 also includes the effect of debt swaps.

Summary of Debt Redeemed
March 2004

(Dollars in millions)
Numbers may not foot due to rounding

	SHORT-TERM DEBT 1/		LONG-TERM DEBT 2/
	REDEMPTION	ISSUE	REDEMPTION	ISSUE
	VALUE	COST 3/	VALUE	COST 3/
2000	$1,106,956	6.15%	$50,335	6.33%

2001	$1,691,240	4.22%	$196,610	6.03%

2002	$1,620,644	1.84%	$175,809	4.85%

2003
Qtr 1	$559,120	1.32%	$69,255	3.86%
Qtr 2	586,759	1.20%	93,104	3.80%
Qtr 3	500,820	0.98%	59,352	3.55%
Qtr 4	549,502	0.99%	57,105	3.35%

Total	$2,196,201	1.13%	$278,816	3.67%

2004
January	$160,085	1.00%	$18,133	2.39%
February	125,186	1.01%	38,159	3.41%
March	160,236	1.00%	47,554	2.84%

Qtr 1	445,507	1.01%	103,846	2.97%

YTD	$445,507	1.01%	$103,846	2.97%

1/	The impact of interest rate swaps is excluded.

2/	Long-term debt may be fixed or variable, and excludes the impact of interest rate swaps.

3/	Cost for 2003 includes the amortization of discounts, premiums, issuance costs, and other deferred price adjustments. Cost prior to the second quarter of 2003 also includes the effect of debt swaps.

Effective Long Term Debt Maturing
March 2004

(Dollars in millions)
Numbers may not foot due to rounding

	Total Debt by Quarter		Assuming Callable Debt
	of Contractual Maturity		Redeemed at Initial Call Date
	Amount		Amount
	Outstanding 1/	Cost 2/	Outstanding 1/	Cost 2/
Currently Callable	$—	0.00%	$28,112	4.69%

2004 Qtr 2	$23,010	4.58%	$101,390	4.24%
Qtr 3	18,821	6.26%	64,820	5.03%
Qtr 4	10,624	3.84%	31,886	4.44%

Total	$52,455	5.03%	$198,096	4.53%

2005 Qtr 1	$29,280	3.13%	$50,061	4.43%
Qtr 2	11,927	3.48%	22,599	4.38%
Qtr 3	13,626	5.56%	26,505	5.85%
Qtr 4	19,463	3.90%	22,854	4.96%

Total	$74,296	3.83%	$122,019	4.83%

2006	80,147	3.56%	83,261	4.90%
2007	50,526	4.90%	44,417	6.30%
2008 and beyond	367,248	5.37%	148,767	5.02%

Effective L/T Debt before Pay-Fixed Swaption Effect	$624,672	4.89%	$624,672	4.89%
Pay-Fixed Swaption Effect	—	0.22%	—	0.22%

Total Effective L/T Debt	$624,672	5.11%	$624,672	5.11%

1/	Amount outstanding includes long-term debt, effective fixed-rate debt and notional amount of long-term interest rate swaps. Also includes debt linked to swaptions which makes it effectively callable debt. Effective variable-rate debt is excluded from the data.

2/	Cost represents the end of month level yield that discounts the amount due at maturity to the net proceeds over the expected life of the security. Includes the effect of pay-fixed and receive-fixed swaps.

Callable Debt, Callable Swaps, Receive-Fixed Swaptions
and Other Option Embedded Instruments
March 2004

(Dollars in millions)
Numbers may not foot due to rounding

	Year of	Amount
Call Date	Maturity	Outstanding	Cost 2/
Callable debt, callable swaps and receive-fixed swaptions 1/:

Currently callable	2004-2028	$28,112	4.69%
2004	2004-2033	154,132	4.30%
2005	2005-2033	74,326	4.87%
2006	2007-2031	38,143	5.68%
2007	2011-2032	22,028	6.21%
2008	2008-2033	10,131	5.69%
2009 and later	2012-2030	13,245	6.98%

Total		340,117	4.88%

Pay-fixed swaptions		155,980
Caps		135,650

Total option-embedded financial instruments		$631,747

1/	Excludes $30 billion of callable debt which was swapped to variable rate debt and classified as effectively non-callable debt.

2/	Cost represents end of month level yield that discounts the amount due at maturity to the net proceeds over the expected life of the security. Includes the effect of pay-fixed and receive-fixed swaps.

Mortgage-Backed Securities Issued
March 2004

(Dollars in millions)
Numbers may not foot due to rounding

	Lender-originated MBS
	Single - Family					MBS Purchased	MBS Issues
	Long -	Inter-	Conventional			by Fannie Mae’s	Acquired by	Fannie Mae	REMICs
	Term 1/	mediate /2	ARMS	Multifamily	Total	Portfolio	Other Investors	Originated	Issued
1998	$235,700	$65,125	$14,008	$10,618	$325,451	$104,728	$220,723	$696	$76,332
1999	223,753	56,296	11,803	8,496	300,348	125,498	174,850	341	50,613
2000	155,859	21,127	25,729	7,596	210,311	104,904	105,407	1,351	33,594
2001	393,576	93,503	24,442	13,801	525,322	180,583	344,739	3,101	123,506
2002	478,837	168,148	63,976	12,338	723,299	245,039	478,260	16,296	143,966

2003
Qtr 1	$184,970	$78,593	$26,436	$2,573	$292,574	$88,640	$203,934	$6,026	$73,396
Qtr 2	218,162	95,911	35,807	3,105	352,985	70,483	282,504	2,802	71,588
Qtr 3	222,312	88,985	32,218	6,408	349,924	176,065	173,859	6,810	59,794
Qtr 4	122,462	42,694	27,045	10,931	203,132	13,223	189,910	5,323	25,599

Total	$747,906	$306,183	$121,505	$23,018	$1,198,617	$348,413	$850,204	$20,963	$230,378

2004
January	$28,780	$7,981	$7,529	$505	$44,795	$268	$44,527	$1,691	4,467
February	27,683	6,075	4,846	200	38,803	181	38,624	1,354	2,805
March	27,550	7,467	9,330	1,019	45,365	6,507	38,858	1,400	13,337

Qtr 1	$84,011	$21,523	$21,704	$1,724	$128,964	$6,956	$122,008	$4,446	$20,609

YTD	$84,011	$21,523	$21,704	$1,724	$128,964	$6,956	$122,008	$4,446	$20,609

1/	Long-term Mortgage-Backed Securities have contractual maturities greater than 15 years.

2/	Intermediate-term Mortgage-Backed Securities have contractual maturities equal to or less than 15 years.

Mortgage-Backed Securities Outstanding
March 2004

(Dollars in millions)
Numbers may not foot due to rounding

	MBS
	Single-family					MBS in
	Long -	Inter-	Conventional			Fannie Mae's	Outstanding
	Term 1/	mediate 2/	ARMS	Multifamily	Total	Portfolio 3/	MBS 3/	REMICs
1998	$557,983	$187,221	$59,001	$30,313	$834,518	$197,375	$637,143	$311,426
1999	670,555	200,488	53,898	35,942	960,883	281,738	679,145	293,563
2000	758,869	189,362	68,167	41,352	1,057,750	351,028	706,722	291,798
2001	938,139	232,092	67,894	52,226	1,290,351	431,386	858,965	346,143
2002	1,054,165	321,290	103,155	59,677	1,538,287	508,831	1,029,456	346,703

2003
Qtr 1	$1,087,299	$371,642	$117,554	$60,979	$1,637,474	$529,954	$1,107,520	$369,032
Qtr 2	1,128,843	418,913	139,506	62,633	1,749,896	512,435	1,237,461	382,441
Qtr 3	1,136,259	444,794	152,801	67,675	1,801,528	590,450	1,211,079	371,763
Qtr 4	1,157,328	456,898	166,659	76,161	1,857,045	556,880	1,300,166	360,800

2004
Qtr 1	$1,169,638	$455,311	$177,352	$75,729	$1,878,030	$532,137	$1,345,892	$357,367

1/	Long-term Mortgage-Backed Securities have contractual maturities greater than 15 years.

2/	Intermediate-term Mortgage-Backed Securities have contractual maturities equal to or less than 15 years.

3/	Based on unpaid principal balances effective March 31, 2002.

SINGLE-FAMILY REO ACQUISITIONS AND PREFORECLOSURE SALES

March 2004

PROPERTY STATE	1Q 2004	4Q 2003	3Q 2003	2Q 2003	1Q 2003	4Q 2002	3Q 2002	2Q 2002	1Q 2002	4Q 2001	3Q 2001	2Q 2001	1Q 2001
Michigan	702	683	539	531	507	419	352	292	240	171	159	155	112
Texas	649	649	543	467	425	364	312	322	264	234	173	190	262
Georgia	645	579	518	462	344	310	218	244	184	161	130	126	141
Ohio	616	518	428	415	366	301	277	234	186	201	184	187	146
North Carolina	500	479	442	454	308	233	216	188	151	126	72	107	78
Indiana	422	399	378	282	238	244	219	165	184	134	92	101	94
Tennessee	284	274	200	219	225	174	158	125	117	76	69	63	80
Pennsylvania	282	255	247	215	218	237	240	242	197	211	238	196	174
Colorado	281	215	276	192	155	142	126	87	70	43	39	59	44
Illinois	278	221	215	192	202	250	213	173	197	166	149	127	157
South Carolina	268	227	217	177	149	144	127	109	101	87	52	58	51
Washington	244	179	184	195	208	202	197	199	154	168	132	122	130
Florida	231	227	253	289	270	279	322	297	291	308	326	366	368
Missouri	229	223	191	195	191	137	130	134	109	104	68	69	65
Alabama	201	167	154	185	164	126	110	119	107	95	75	68	45
Utah	199	193	173	220	183	178	162	145	137	125	74	64	81
Minnesota	174	128	101	129	84	73	62	55	62	43	40	51	46
Kentucky	169	133	118	101	95	58	33	45	33	28	43	20	15
Arizona	163	157	167	151	130	125	129	107	104	84	65	67	67
Oregon	139	147	109	109	161	128	140	130	112	96	98	91	83
OTHER STATES	1,437	1,366	1,429	1,389	1,295	1,291	1,317	1,276	1,337	1,231	1,157	1,279	1,354

TOTAL REOs ACQUIRED	8,113	7,419	6,882	6,569	5,918	5,415	5,060	4,688	4,337	3,892	3,435	3,566	3,593

PREFORECLOSURE SALES	531	457	439	444	356	373	370	386	281	259	354	304	265

SINGLE-FAMILY REO INVENTORY

March 2004

PROPERTY STATE	1Q 2004	4Q 2003	3Q 2003	2Q 2003	1Q 2003	4Q 2002	3Q 2002	2Q 2002	1Q 2002	4Q 2001	3Q 2001	2Q 2001	1Q 2001
Michigan	2,147	1,948	1,676	1,564	1,351	1,084	878	701	598	501	427	366	313
Ohio	1,458	1,199	981	917	826	666	560	465	409	423	386	354	298
Texas	993	905	759	687	663	616	561	509	442	385	322	360	398
Georgia	991	910	758	714	554	477	374	364	314	269	233	233	207
North Carolina	986	903	802	766	595	477	430	341	264	210	171	179	156
Colorado	589	519	456	341	311	252	203	142	107	77	97	104	86
Indiana	525	523	513	426	379	338	322	254	252	182	141	141	138
South Carolina	516	445	373	346	301	278	246	212	173	138	104	103	101
Tennessee	499	424	325	326	355	293	271	220	184	145	137	126	112
Pennsylvania	490	446	406	392	432	440	438	398	374	380	383	344	369
Kentucky	442	341	278	237	173	102	70	78	61	57	55	33	26
Missouri	398	344	296	292	280	247	247	207	201	157	113	106	110
Minnesota	385	314	266	250	197	163	144	135	131	113	123	121	93
Illinois	381	319	311	320	363	379	310	255	261	254	237	223	260
Washington	372	309	330	323	326	317	295	264	245	240	199	197	219
Florida	324	328	360	398	398	410	413	377	408	415	442	446	441
Alabama	310	304	301	309	278	219	210	217	205	178	135	114	105
New York	282	255	233	230	221	244	236	228	264	290	280	315	360
Arizona	266	240	227	220	195	192	186	145	145	116	102	108	112
Utah	247	220	228	287	279	267	219	198	199	171	112	115	127
OTHER STATES	2,694	2,553	2,487	2,499	2,566	2,514	2,516	2,329	2,397	2,372	2,316	2,370	2,486

TOTAL REO INVENTORY	15,295	13,749	12,366	11,844	11,043	9,975	9,129	8,039	7,634	7,073	6,515	6,458	6,517

Portfolio and Mortgage-Backed Securities Outstanding by State
March 2004

(Dollars in millions)
Numbers may not foot due to rounding

	Portfolio		Mortgage-Backed Securities		Total 4/
	Number		Number		Number
	of Units 1/	Amount 2/	of Units 1/	Amount 2/	of Units	Amount
Alabama	35,226	$2,181	199,712	$18,084	234,938	$20,265
Alaska	18,370	1,391	17,648	2,147	36,018	3,538
Arizona	55,920	3,812	443,141	46,248	499,061	50,060
Arkansas	30,924	2,205	97,618	8,204	128,542	10,409
California	362,911	28,575	2,907,727	382,736	3,270,638	411,311
Colorado	49,706	3,792	432,690	56,238	482,396	60,030
Connecticut	44,784	3,709	205,155	25,367	249,939	29,076
Delaware	10,377	854	51,795	5,923	62,172	6,777
Dist. of Columbia	23,036	907	47,353	5,079	70,389	5,986
Florida	191,693	13,687	1,179,236	114,963	1,370,929	128,650
Georgia	90,042	6,762	539,486	58,118	629,528	64,880
Guam	480	49	953	85	1,433	134
Hawaii	20,378	2,657	80,303	14,223	100,681	16,880
Idaho	10,265	705	81,470	7,956	91,735	8,661
Illinois	160,057	12,717	678,337	79,015	838,394	91,732
Indiana	66,877	4,323	319,829	26,818	386,706	31,141
Iowa	47,997	3,262	98,664	8,363	146,661	11,625
Kansas	23,288	1,591	118,073	10,602	141,361	12,193
Kentucky	23,837	1,401	141,583	12,759	165,420	14,160
Louisiana	59,218	4,035	212,151	17,308	271,369	21,343
Maine	18,631	1,304	54,795	5,497	73,426	6,801
Maryland	94,140	5,865	429,441	49,101	523,581	54,966
Massachusetts	102,634	7,610	461,652	62,121	564,286	69,731
Michigan	120,133	8,412	669,437	68,518	789,570	76,930
Minnesota	66,557	5,149	308,583	35,316	375,140	40,465
Mississippi	27,444	1,902	98,347	7,935	125,791	9,837
Missouri	68,332	4,273	309,554	28,746	377,886	33,019
Montana	13,037	1,043	43,472	4,355	56,509	5,398
Nebraska	28,983	2,105	71,499	5,889	100,482	7,994
Nevada	31,805	1,939	208,143	23,285	239,948	25,224
New Hampshire	20,712	1,633	89,438	10,549	110,150	12,182
New Jersey	98,949	9,957	526,491	65,929	625,440	75,886
New Mexico	24,061	1,786	93,421	9,120	117,482	10,906
New York	248,223	16,551	905,548	90,883	1,153,771	107,434
North Carolina	64,211	5,016	438,161	45,316	502,372	50,332
North Dakota	6,228	332	19,024	1,403	25,252	1,735
Ohio	160,176	11,211	583,167	50,798	743,343	62,009
Oklahoma	42,948	2,774	145,709	10,783	188,657	13,557
Oregon	40,801	3,210	281,441	30,746	322,242	33,956
Pennsylvania	120,428	8,770	530,869	48,979	651,297	57,749
Puerto Rico	27,665	2,289	68,938	5,670	96,603	7,959
Rhode Island	15,864	1,182	71,935	7,697	87,799	8,879
South Carolina	33,819	2,719	195,290	18,964	229,109	21,683
South Dakota	12,467	841	24,548	2,062	37,015	2,903
Tennessee	44,645	2,884	281,020	26,666	325,665	29,550
Texas	248,543	15,425	1,035,788	86,389	1,284,331	101,814
Utah	26,495	1,907	161,674	18,282	188,169	20,189
Vermont	10,569	676	28,416	2,952	38,985	3,628
Virgin Islands	1,350	103	1,598	150	2,948	253
Virginia	103,620	7,776	444,326	57,005	547,946	64,781
Washington	74,281	6,526	519,366	62,573	593,647	69,099
West Virginia	15,793	987	35,384	3,020	51,177	4,007
Wisconsin	126,531	10,405	221,392	23,167	347,923	33,572
Wyoming	10,021	751	21,144	2,024	31,165	2,775

Total 3/	3,475,482	$253,928	17,231,935	$1,872,126	20,707,417	$2,126,054

1/	Represents individual units financed by conventional and government single-family and multifamily mortgages.

2/	Amount represents gross unpaid principal balances.

3/	Fannie Mae MBS in portfolio totaling $532,137 million are included in MBS, but excluded from portfolio statistics.

4/	Excludes $100.7 billion of non-Fannie Mae securities for which information is not readily available.

Conventional Single-Family
Serious Delinquencies

March 2004

	Credit Enhanced			Non-Credit Enhanced			Total
		Serious Delinquencies 1/			Serious Delinquencies 1/			Serious Delinquencies 1/
	Total #			Total #			Total #
	of Loans	Total #	%	of Loans	Total #	%	of Loans	Total #	%
	Outstanding	of Loans	Delinquent	Outstanding	of Loans	Delinquent	Outstanding	of Loans	Delinquent
Northeast
1st Qtr 2003	560,717	8,695	1.55%	2,028,468	7,182	0.35%	2,589,185	15,877	0.61%
2nd Qtr 2003	527,747	8,614	1.63%	2,099,048	7,003	0.33%	2,626,795	15,617	0.59%
3rd Qtr 2003	493,477	8,860	1.80%	2,146,255	7,269	0.34%	2,639,732	16,129	0.61%
4th Qtr 2003	488,650	9,099	1.86%	2,235,793	7,566	0.34%	2,724,443	16,665	0.61%
1st Qtr 2004	479,358	8,917	1.86%	2,244,488	7,609	0.34%	2,723,846	16,526	0.61%

Southeast
1st Qtr 2003	1,035,250	13,814	1.33%	2,318,335	7,394	0.32%	3,353,585	21,208	0.63%
2nd Qtr 2003	1,015,977	14,316	1.41%	2,478,564	7,485	0.30%	3,494,541	21,801	0.62%
3rd Qtr 2003	992,095	15,368	1.55%	2,606,248	7,973	0.31%	3,598,343	23,341	0.65%
4th Qtr 2003	997,233	16,329	1.64%	2,719,885	8,597	0.32%	3,717,118	24,926	0.67%
1st Qtr 2004	985,251	15,619	1.59%	2,745,464	8,356	0.30%	3,730,715	23,975	0.64%

Midwest
1st Qtr 2003	726,495	12,065	1.66%	2,182,183	7,834	0.36%	2,908,678	19,899	0.68%
2nd Qtr 2003	685,332	12,593	1.84%	2,250,348	8,268	0.37%	2,935,680	20,861	0.71%
3rd Qtr 2003	659,238	13,620	2.07%	2,311,163	8,912	0.39%	2,970,401	22,532	0.76%
4th Qtr 2003	665,204	14,461	2.17%	2,398,677	9,524	0.40%	3,063,881	23,985	0.78%
1st Qtr 2004	652,138	14,130	2.17%	2,403,459	9,676	0.40%	3,055,597	23,806	0.78%

Southwest
1st Qtr 2003	757,485	9,139	1.21%	1,711,293	5,008	0.29%	2,468,778	14,147	0.57%
2nd Qtr 2003	742,479	9,639	1.30%	1,814,996	5,198	0.29%	2,557,475	14,837	0.58%
3rd Qtr 2003	726,185	10,412	1.43%	1,905,760	5,451	0.29%	2,631,945	15,863	0.60%
4th Qtr 2003	732,288	11,248	1.54%	1,975,459	5,992	0.30%	2,707,747	17,240	0.64%
1st Qtr 2004	723,827	10,722	1.48%	1,986,203	6,076	0.31%	2,710,030	16,798	0.62%

West
1st Qtr 2003	616,243	5,650	0.92%	2,461,966	4,738	0.19%	3,078,209	10,388	0.34%
2nd Qtr 2003	598,039	5,511	0.92%	2,618,767	4,568	0.17%	3,216,806	10,079	0.31%
3rd Qtr 2003	557,868	5,393	0.97%	2,740,929	4,752	0.17%	3,298,797	10,145	0.31%
4th Qtr 2003	532,738	5,275	0.99%	2,841,875	4,668	0.16%	3,374,613	9,943	0.29%
1st Qtr 2004	504,054	4,824	0.96%	2,831,101	4,439	0.16%	3,335,155	9,263	0.28%

Total
1st Qtr 2003	3,696,190	49,363	1.34%	10,702,245	32,156	0.30%	14,398,435	81,519	0.57%
2nd Qtr 2003	3,569,574	50,673	1.42%	11,261,723	32,522	0.29%	14,831,297	83,195	0.56%
3rd Qtr 2003	3,428,863	53,653	1.56%	11,710,355	34,357	0.29%	15,139,218	88,010	0.58%
4th Qtr 2003	3,416,113	56,412	1.65%	12,171,689	36,347	0.30%	15,587,802	92,759	0.60%
1st Qtr 2004	3,344,628	54,212	1.62%	12,210,715	36,156	0.30%	15,555,343	90,368	0.58%

1/	Serious delinquencies include all conventional loans that are three or more months delinquent or in foreclosure and excludes loans with full or substantial recourse to lenders or loans covered by significant supplemental pool mortgage insurance.

Multifamily Total Serious Delinquencies and REO Inventory

March 2004

(Dollars in millions)
Numbers may not foot due to rounding

	Loans Serviced		Serious Delinquencies 1/			REO Inventory
	# of		# of		%	# of
	Loans	UPB	Loans	UPB	Delinquent	Loans	UPB
Northeast
1st Qtr 2003	4,324	$17,568.6	2	$3.2	0.02%	—	$—
2nd Qtr 2003	4,446	18,406.5	2	3.2	0.02%	—	—
3rd Qtr 2003	4,826	20,075.0	1	2.0	0.01%	1	1.2
4th Qtr 2003	5,534	21,869.3	3	3.3	0.02%	1	1.2
1st Qtr 2004	5,593	20,966.3	1	2.0	0.01%	1	1.2

Southeast
1st Qtr 2003	3,272	20,915.2	4	3.2	0.02%	2	12.8
2nd Qtr 2003	3,351	21,699.5	5	7.9	0.04%	2	12.8
3rd Qtr 2003	3,511	22,834.3	6	11.7	0.05%	2	12.8
4th Qtr 2003	3,692	25,268.2	18	140.5	0.56%	1	8.8
1st Qtr 2004	3,807	27,812.0	7	35.8	0.13%	5	42.1

Midwest
1st Qtr 2003	2,787	9,345.9	10	41.5	0.44%	1	2.9
2nd Qtr 2003	2,921	9,582.1	7	13.9	0.15%	—	—
3rd Qtr 2003	3,047	10,029.8	12	14.6	0.15%	2	29.9
4th Qtr 2003	3,460	10,400.2	11	23.7	0.23%	2	29.9
1st Qtr 2004	3,442	10,314.4	12	51.3	0.50%	2	29.9

Southwest
1st Qtr 2003	3,173	13,228.8	7	26.4	0.20%	—	—
2nd Qtr 2003	3,308	13,559.3	11	61.7	0.46%	3	7.7
3rd Qtr 2003	3,410	14,127.2	13	69.6	0.49%	7	18.8
4th Qtr 2003	3,596	14,446.3	24	126.6	0.88%	15	52.2
1st Qtr 2004	3,597	14,341.0	7	78.4	0.55%	26	92.3

West
1st Qtr 2003	15,686	31,870.1	4	8.3	0.03%	1	2.3
2nd Qtr 2003	16,655	33,282.6	10	38.2	0.11%	—	—
3rd Qtr 2003	19,426	38,018.5	15	27.5	0.07%	1	7.3
4th Qtr 2003	25,442	45,213.7	8	21.6	0.05%	1	7.3
1st Qtr 2004	25,714	44,793.0	15	27.9	0.06%	1	7.3

Total
1st Qtr 2003	29,242	$92,928.6	27	$82.6	0.09%	4	$18.0
2nd Qtr 2003	30,681	96,530.0	35	124.9	0.13%	30	20.5
3rd Qtr 2003	34,220	105,084.8	47	125.4	0.12%	13	70.0
4th Qtr 2003	41,724	117,197.7	64	315.7	0.27%	20	99.4
1st Qtr 2004	42,153	118,226.7	42	195.3	0.17%	35	172.8

1/	Includes loans which are two or more months delinquent based on the dollar amount of such loans in the portfolio and underlying MBS.